U.S.  SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549
                               __________________

                               AMENDMENT  NO.  1  TO
                                    FORM  8-K
                                 CURRENT  REPORT
          Pursuant  to  Section  13  or  15(d)  of  the  Securities  Act of 1934

Date  of  Report  (Date  of  earliest  event  reported):  September  12,  2001
                                                         ----------------------

                            Apache  Motor  Corporation
                            ------------------------
             (Exact  name  of  registrant  as  specified  in  its  charter)

                Nevada            0-33149             76-0603927
                ------          ------------          ----------

           (State  or  other      (Commission          (I.R.S.  Employer
             Jurisdiction       File  Number)         Identification  No.)
           of  incorporation)

   141-757  West  Hastings  Street,  Suite  676
   Vancouver,  British  Columbia,  Canada                V6C  1A1
   ----------------------------------------              --------
   (Address  of  principal  executive  offices)         (Zip  Code)

Registrant's  telephone  number,  including  area  code:  (604)  681-7806
                                                         -----------------

ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT

Acquisition  Agreement
----------------------

(R)
Pursuant to an Agreement and Plan of Exchange (the "Agreement") dated September 10, 2001, (and effective September 12, 2001) Apache Motor Corporation (the "Company"), a Nevada corporation, acquired all of the outstanding shares of common stock of The Apache Motor Corp. ("Apache"), an Alberta, Canada corporation, from the stockholders of Apache who voluntarily exchanged the Apache stock for an aggregate of 16,500,000 shares of the Company's common stock (the "Exchange"). The Exchange was effectively a reverse takeover of the Company since the stockholders of Apache became the majority holders of the Company's voting common stock.

The Exchange was approved by the unanimous consent of the Board of Directors of Apache on September 10, 2001 and accepted by each of its stockholders on September 11, 2001. The Exchange was also approved by unanimous consent of the Board of Directors of the Company on September 10, 2001. No Company stockholder vote was required for the voluntary share exchange pursuant to Nevada Revised Statutes Sections 78.215 and 92A.110. The Exchange was effective on September 12, 2001, upon the closing of the transaction.

Pannell Kerr Forster are the principal independent accountants for the Company and have performed the Company's most recent audit. The Company will continue to retain Pannell Kerr Forster as its principal independent accountants. (R)

A copy of the Agreement is filed as an exhibit to this Form 8-K and is incorporated by reference herein. The foregoing description is modified by such reference.

Control  of  the  Company
-------------------------

The Company had 22,600,000 shares of common stock, $0.001 par value per share, issued and outstanding prior to the Exchange, and 39,100,000 shares issued and outstanding following the Exchange. Apache had 16,500,000 shares of common stock of no par value per share issued and outstanding prior to the Exchange. Immediately upon the effectiveness of the Exchange, the Company purchased a total of 9,500,000 shares from two of its founding stockholders and cancelled the shares, thereby reducing the number of issued and outstanding shares of its common stock. The Company also recently issued 500,000 shares as compensation for services rendered to the Company that were valued at $50,000. As a result, the Company had 30,100,000 shares of common stock issued and outstanding on September 13, 2001, of which the former stockholders of Apache control 54.8%.

Effective September 12, 2001, three new directors were elected to fill vacancies on the Board of Directors of the Company and new officers were appointed. Christine Cerisse remains a director of the Company but has resigned as President, Secretary and Treasurer. Robert Wither, Larry Wintemute and Lorne Catling, former members of the Board of Directors of Apache, were elected members of the Board of Directors of the Company. The Board of Directors of the Company appointed Robert Wither to serve as President and Larry Wintemute to serve as Secretary and Treasurer.

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS
(R)
Upon the effective date of the Exchange, September 12, 2001, Apache became a wholly owned subsidiary of the Company since former stockholders of Apache became, as a group, the controlling stockholders of the Company. The Exchange has been accounted for as a purchase. As a result of the Exchange and change in control, the Company has assumed the assets and business plan of Apache. (R)

The consideration exchanged pursuant to the Exchange was negotiated between Apache and the Company. In evaluating the transaction, the Company used criteria such as the value of assets of Apache, Apache's operations, business name and reputation, and quality of management. The Company determined that the consideration for the Exchange was reasonable.

In exchange for all of the outstanding shares of common stock of Apache, being 16,500,000 common shares, the Company issued from its treasury an aggregate of 16,500,000 shares of its common stock, having a par value of $0.001 per share, to the stockholders of Apache.

The private placement offering of the Company's shares to the stockholders of Apache was conducted pursuant to an exemption from registration, namely Rule 506 of Regulation D and/or Regulation S under the Securities Act of 1933, as amended (the "Act"). As a result, the 16,500,000 shares of the Company's common stock held by the stockholders of Apache are "restricted securities" subject to Rule 144 of the Act.

                         (a)  DESCRIPTION  OF  BUSINESS

Background  of  Apache
----------------------

Robert Wither formed Apache, which is organized under the laws of the Province of Alberta, on June 3, 1998, with the intention of designing, developing and ultimately manufacturing a unique engine, initially for the aviation, motorcycle and outboard marine markets. Mr. Wither was interested in finding the lightest and most powerful four-cycle engine to use on a prototype vehicle being considered for production in the kit car market. Upon extensive research into engine technology and the engines available at that time, Mr. Wither recognized the power to weight advantage of the radial engine design. Through further research, Mr. Wither found that no enhancements or technological improvements had been made to radial engines since 1943. No radials used modern lightweight metal alloys or digital fuel injection and ignition systems or had incorporated any advances in overhead cam technology. Generally, these types of engines were direct drive aviation engines of enormous size. As a member of the Aviation Museum, Mr. Wither noticed a small Lawrence radial engine used on a B29 bomber. It was considered extremely reliable. The transition from radial engine design to modern technology was possible and made sense due to the lightweight and exceptional power associated with such an engine.

Potential markets for such a lightweight power unit were examined. The obvious market was for ultra-light and experimental light aircraft. Further research indicated that a large market for motorcycle cruisers and outboard marine applications exists. The power to weight advantage was so significant that the engine could be used as an outboard marine engine and come in at half the weight of a comparable Honda four-cycle marine engine. The intent is for it to be the highest horsepower four-cycle engine available in the outboard marine market. Since it is an air-cooled engine, it will not inject any pollutants into the water nor will it need to be built in salt water and fresh water versions.

Continued research showed that with the addition of other advanced technologies, the radial design benefited from lower drag on engine components and used fewer moving parts. Fuel efficiency could be dramatically improved from similarly powerful in line or "V" engines. Emissions were also much lower with the addition of advanced combustion technology. The lightweight radial four-cycle could be a cost effective replacement for all two-stroke engines.

Engine  Business
----------------
(R)
The Company's principal business objective with respect to the production of engines is to complete research and development of the radial engine begun by Apache and then manufacture and market it. In addition, the Company plans to manufacture and market its own motorcycle line within the next several years.
Apache had designed a prototype internal combustion radial engine that the Company intends to re-engineer, develop, manufacture and market. The Company plans to enhance the engine in order to improve current performance in areas of horsepower, torque, reliability, fuel efficiency and appearance and then to manufacture and market the engines for aircraft and motorcycles and develop and manufacture products that utilize the engine, in particular, motorcycles. The engine is to be assembled and marketed under the name Apache Motor Corporation.

Initially, the Company is focusing on research and development pertaining to the prototype engine. The prototype physically models a practical spatial layout of the engine's components and demonstrates inter-operation of its key elements. Once it has re-engineered the engine, the Company will begin manufacturing and marketing the re-designed engine and associated products. If sales exceed 3,000 units annually, the Company intends to create a plant capable of handling mass production.

The Company plans to develop what it calls the ALTUS series of radial engines. ALTUS stands for aluminium, titanium and steel. The engines will be powerful, lightweight and clean burning. The Company is in the process of designing and building three (Altus R3), six (Altus R6) and twelve (Altus R12) cylinder versions of its radial combustion engine. The designs have been completed for the three-cylinder engine and production of a prototype has begun. In addition, the Company has been working on the design for power generation units that develop 30, 40 and 50 kilowatts of power in a light and portable unit. The estimates for the weight of the 50 kilowatt unit are around 600 pounds, which would be the lightest power generation unit of its capacity available.

(R)
Vitamin  Business
-----------------

The Company is in its developmental stage with respect to both its engine production and Vitamineralherb.com business. At this time, the Company intends to pursue both lines of business.

The Company will continue to implement its business plan of selling Vitamineralherb.com products in its designated territory through the Internet to distributors based upon its license agreement with Vitamineralherb.com. The license agreement grants an exclusive right to distribute Vitamineralherb.com products to health and fitness professionals in Ireland. To date, the Company's activities in this area have been organizational, directed at acquiring the asset and developing its business.

The specific steps in the Company's business plan are to conduct a survey to determine its core target market from amongst the potential clients under its Vitermineralherb.com license, hire a commissioned consulting company to market and sell the products, advertise and begin making sales. The Company will achieve implementation of its business plan by meeting the following objectives:

- Conduct Market Research. In the first quarter of 2002, the Company intends to hire a consulting company, Clinica Natural Limited, experienced in the marketing and sale of similar products to those being sold by the Company to conduct research into the various potential target markets under its Vitamineralherb.com license and the regulatory environment in Ireland. Some potential target markets include medical professionals, alternative health professionals, martial arts studios and instructors, sports and fitness trainers, and other similar types of customers, to determine its core target audience and to begin to develop a base of customers to be used for referral purposes. The market analysis research will likely consist of a telephone or email survey to between 100 and 200 prospective clients, focusing on three or four of the core target markets, such as alternative medicine practitioners, health clubs and medical professionals. The survey is likely to contain questions that are intended to determine the marketing approach and acceptability of specific products in that geographic territory. The survey is expected to take approximately four to six weeks. The cost of the survey is estimated to be approximately $1,500.

- Hire Salespersons. The Company plans to hire a consulting company on a commission basis who will then hire independent contractors to sell the Vitamineralherb.com program in Ireland. The number of persons contracted to sell the products will depend upon the results of the market research but is planned to be one or two individuals over the next year. Since no significant inventory will be kept in Ireland, the Company does not plan to have an office in Ireland. Rather, the salespersons will work out of their homes. The Company anticipates that they will spend most of their time meeting with prospective clients. The hiring process will include placing advertisements in local newspapers and conducting interviews. It is anticipated that the process of hiring salespersons will take place at the end of the first or beginning of the second quarter of 2002. The cost to the Company of hiring the salespersons is estimated to be approximately $2,000.00.

- Develop and Implement an Advertising Campaign. Clinica Natural Limited, the consulting company, will also assist the Company with the development and implementation of an advertising campaign based on the market research results. It is anticipated that it will take approximately six to ten weeks to develop the advertising campaign and the cost to the Company is estimated to be approximately $15,000 to $20,000. Implementation of the advertising campaign is expected to begin with mailing sales materials to the identified list of prospects. Approximately two to four weeks thereafter, the salespersons will begin telephone follow-ups and scheduling sales calls. It is estimated that the first round of sales calls will take approximately eight to twelve weeks to complete.

- Generate Revenues. It is difficult to quantify how long it will take to convert a sales call into actual sales and revenues. The Company will not begin receiving orders until its sales force is able to convince potential clients to begin offering such products to their customers, or to convert from an existing supplier. The Company hopes that clients would begin placing orders within weeks of a sales call, but it may take several months before people begin to purchase the products. The Company's objective is to begin generating revenues over the next 12 months. There is no assurance that the Company will meet its objective of generating revenues over the next year or at all.

For more information about the Company's Vitamineralherb.com business, a general discussion of the industry and the competitive environment, and risk factors associated with this line of business, please see the report on Form 8-K 12g-3, as amended, dated September 12, 2001.

Funding  Its  Business  Plan
----------------------------

As discussed more fully in the Management's Discussion and Analysis - Liquidity and Capital Resources section, the expenses of implementing the Company's business plan, both the engines and the vitamin products, will exceed the Company's current funding. The Company, therefore, will have to obtain additional funding through an offering of its securities or through capital contributions from its stockholders. No commitments to provide additional funds have been made by management or stockholders. Accordingly, there can be no assurance that any additional funds will be available on terms acceptable to the Company or at all. (R)

Marketing  of  the  Engines
---------------------------

In addition to the aviation, motorcycle and outboard marine markets, the Company believes that there are markets available for its engine in the automotive, military, emergency, police, power generation and home garden markets. No other currently available engine has such a broad spectrum of target markets.

Marketing of the engine will begin during its development stage to build interest among prospective promoters in the industry as well as in an effort to attract investors. The Company may pursue relationships with other companies to manufacture and market its engines.

The Company will initially focus on the aviation, motorcycle and outboard marine markets. The reason for starting with these markets is due to the advantage of marketing through technical writers who write for magazines devoted to those markets. The value of this free marketing is substantial as the Company launches its products.

The  first  engine  expected  to be tested is the six-cylinder engine (the Altus
R6). The marketing will begin by focusing on technical writers who publish articles in aviation magazines. The Company will also attend all of the major trade and air shows.

Additional marketing will be conducted through advertising in major motorcycle publications with the Company's engine on a prototype motorcycle for custom motorcycle builder applications. Other marketing may come in the form of articles in business magazines and possibly television shows such as Speed Vision TV and CBC Venture.

Competition  in  the  Engine  Production  Industry
--------------------------------------------------

The world's present population of stationary and automotive engines is predominantly comprised of two technologies - reciprocating piston (spark ignition and diesel) and gas turbine. The Company's engine is believed to be a potential replacement for both types of engines in a large range of applications.

The radial engine can be scaled up or down to create engines ranging in power from 10 HP to 500 HP. Additionally, these engines can accommodate fuel injection, turbo charging and distributor-less ignition systems, as well as frictionless bearings. The radial engine runs exceptionally smoothly and requires no rubber mounting to eliminate vibration. The Company believes that there are no engines in the market today with the cosmetic appeal and fuel economy and power to weight advantage of its engines. The cost of manufacturing the engines is anticipated to be relatively low due to the reduced number of moving parts, its weight and size and the fact that it is air-cooled and does not require complex castings, hoses and other belt or sprocket driven mechanisms. With the Vented Valve, Platinum Vapor Injection system, Triple Inter-head Cams, Digital Electronic Ignition and Fuel Injection, the engines are expected to be the most powerful, lightweight, fuel efficient and low emission engines available.

Many of the Company's potential competitors have longer operating histories, larger customer or user bases, greater brand recognition and significantly greater financial, marketing and other resources than the Company. The Company plans to attract and retain consumers through the following key attributes of its business:

   * Direct sales to purchasers via advertising in selected magazines and journals;
   *  Direct  sales  via  trade  shows;
   *  Promotion  in  local  and  national  dealer  showrooms;  and
   *  Reviews  in  trade  journals  and  other  similar  media  forums.

Regulatory  Environment
-----------------------

The manufacture and use of the Company's products may be subject to regulation by one or more U.S. federal agencies, including the Federal Trade Commission and the Environmental Protection Agency. These activities also may be regulated by various agencies of the states, localities and foreign countries in which consumers reside.

Numerous U.S. federal and state government agencies have demonstrated significant activity in promoting environmental and consumer protection and enforcing other regulatory and disclosure statutes. Additionally, it is possible that new laws and regulations may be enacted with respect to internal combustion engines. The adoption of such laws or regulations and the applicability of existing laws and regulations may impair the growth of internal combustion engine use and result in a decline in the Company's sales.

Intellectual  Property
----------------------

The nature of patenting and trademark registration is very complex and requires legal expertise. The Company recognizes the need to coordinate the protection of its intellectual property on a global basis. The Company intends to patent protect much of the radial engine design. There are currently ten designs that the Company could apply to have patented. To date, no applications have been prepared to patent any of the designs.

Employees
---------
(R)
The Company is in the developmental stage and currently has no employees. In the second quarter of 2001, Apache executed a joint venture agreement with SAIT, the Southern Alberta Institute of Technology, which has agreed to organize the access to machines and staff necessary to handle the work required. The joint venture agreement is included as an exhibit to this Form 8-K. The Company is also planning to hire a consulting company to assist with the implementation of its Vitamineralherb.com business plan.

The board of directors currently manages the Company. The Company looks to the board for its combined entrepreneurial skills and talents. For a complete discussion of the directors and their experience, please see the section of this Form 8-K entitled "Directors and Executive Officers." Management plans to use consultants, attorneys and accountants as necessary. The Company may hire marketing and administrative employees for both its engine production and Vitamineralherb.com businesses based on the projected size of the markets and the compensation necessary to retain qualified sales employees. A portion of any employee compensation likely would include the right to acquire stock in the Company, which would dilute the ownership interest of holders of existing shares of its common stock. (R)

Press  Release  on  Exchange
----------------------------

The Company has issued a press release with respect to the Exchange, a copy of which is attached as Exhibit 99 to this Form 8-K.


                         (b)  DESCRIPTION  OF  PROPERTY

Neither the Company nor Apache currently owns or leases any property. Apache occupies approximately 1,000 square feet of office space on a rent free basis pursuant to an agreement with the lessee of the property. The space is not adequate for the future plans of the Company and the Company intends to find a more suitable space in the new year (2002). The Company currently carries no insurance of any kind on the premises or business.


                       (c)  MANAGEMENT'S  DISCUSSION  AND
                        ANALYSIS  OR  PLAN  OF  OPERATIONS

The following discussion and analysis of Apache's financial condition and plan of operations should be read in conjunction with the audited financial statements of Apache and the pro forma financial statements and other financial information prepared by management and appearing elsewhere in this Form 8-K.

This Form 8-K contains forward-looking statements, the accuracy of which involves risks and uncertainties. Words such as "anticipates," "believes,"
"plans,"  "expects,"  "future,"  "intends"  and  similar expressions are used to identify forward-looking statements. This Form 8-K also contains forward-looking statements attributed to certain third parties relating to their estimates regarding the potential markets for the Apache products. Prospective investors should not place undue reliance on these forward-looking statements, which apply only as of the date of this Form 8-K. The actual results could differ materially from those anticipated in these forward-looking statements for many reasons, including the risks faced by the Company described elsewhere in this Form 8-K.

Plan  of  Operation
-------------------

During the period from June 3, 1998 (date of incorporation) through August 31, 2001, Apache engaged in no significant operations other than organizational activities and research and development of its engines. Apache received no revenues during this period.

(R)
For the most recent fiscal year, Apache incurred a loss in the amount of $120,372 Cdn, an increase of $67,908 over the previous year, as a result of organizational expenses and expenses associated with setting up a company structure to begin implementing its business plan. The Company anticipates that until these procedures are completed, it will not generate revenues, and may continue to operate at a loss thereafter, depending upon the performance of the business.

The Company's business plan with respect to its engine business is to continue research and development of its engine products, to build a prototype engine and to conduct marketing research to determine the demand for its products and to verify the target markets. The Company then plans to begin producing, marketing and selling the engine products.

During the fiscal year ended February 28, 2001, Apache spent $62,506 Cdn towards the research and development of the Apache motor. The Company intends to take the next step and complete the working prototype. Once it has built the prototype engine, the Company will conduct market research to identify its target markets and begin manufacturing and marketing the re-designed engine and associated products. If sales exceed 3,000 units annually, the Company intends to lease or construct a plant capable of handling mass production.

With respect to its Vitamineralherb.com business, the Company intends to hire a consulting company to conduct market and regulatory research of its designated territory, Ireland, to determine the various health and fitness target markets for its Vitamineralherb.com products, to hire commissioned independent contractors to market and sell the products in its designated territory via the Internet, and to develop and implement an advertising campaign.

During the period from April 2, 1999 (date of incorporation) through August 31, 2001, the Company has engaged in no significant operations other than organizational activities and acquisition of the rights to market Vitamineralherb.com products. The Company received no revenues during this period.

On December 14, 2001, the Company changed its fiscal year end to February 28/29 from August 31. See Item 8 to this amended Form 8-K for information regarding the change in fiscal year.

For the current fiscal year ending February 28/29, 2002, the Company anticipates incurring a loss as a result of organizational expenses and expenses associated with implementing its business plan. The Company anticipates that until these procedures are completed, it will not generate revenues, and may continue to operate at a loss thereafter, depending upon the performance of its businesses.
(R)

Liquidity  and  Capital  Resources
-------------------------------
(R)
The Company remains in its developmental stage and, since inception, has experienced no significant change in liquidity or capital resources or shareholders' equity. Consequently, the Company's balance sheet as of August 31, 2001 reflects total assets of $446 US, in the form of a license, net of amortization of $1,554 US.. Organizational expenses of $3,385 US were paid for by the initial shareholders and expensed to operations.

On  September  12,  2001,  the Company acquired all of the outstanding shares of common stock of Apache from the stockholders of Apache in a voluntary share exchange transaction for an aggregate of 16,500,000 shares of its common stock. The exchange was effectively a reverse take-over of the Company by Apache, in that the stockholders of Apache became the majority holders of the Company's voting common stock. The Company is accounting for the acquisition of Apache as a purchase. Consequently, the Company's pro forma consolidated balance sheet as of August 31, 2001 reflects total assets of $242,357 US, in the form of cash,
prepaids,  capital   assets,  license  and  technology  rights.

The Company expects to carry out its plan of business as discussed above. The officers and directors of the Company will serve without compensation until a market is developed for the engine and/or Vitamineralherb.com products or the Company successfully pursues another source of revenue.

As a result of its move into the business of engine production, the Company has identified persons who are interested in investing in the Company. Since the Company does not anticipate generating significant revenues over the next year, it intends to depend upon equity financing through private placement offerings of its common stock to fund the implementation of its business plan. Over the longer term, two to five years, the Company expects to fund its operations through a combination of revenues from operation of its two business lines and through additional equity financing. (R)

Once it finishes developing its prototype engine, the Company believes it will need further capital infusions to bring the engine to market and achieve a sustainable sales level where ongoing operations can be funded out of revenues. This capital infusion is intended to cover costs of production, advertising, hiring and paying salespeople, and administrative expenses.

(R)
Based primarily on discussions with Vitamineralherb.com, the Company believes that during its first operational year, it will need a capital infusion of approximately $25,000.00 to achieve a sustainable sales level where ongoing operations can be funded out of revenues. This capital infusion is intended to cover costs of advertising, hiring two commissioned salespeople and administrative expenses.

The Company believes that the registration of its common equity under the Securities Exchange Act of 1934, as amended, will facilitate the transfer of its stock pursuant to Rule 144 and potentially assist with the creation of a market for its stock. The Company believes that this added liquidity will facilitate the Company's efforts to raise capital from private investors to fund its short-term business operations. The Company has knowledge of an investor class interested in investing in the Company. The Company anticipates that it will require $250,000 through August 31, 2002, which it plans to generate from private investors.

The Company will need additional capital to carry out its business plans. No commitments to provide additional funds have been made by management or other stockholders or investors. Accordingly, there can be no assurance that any additional funds will be available on terms acceptable to the Company or at all. The Company has no commitments for capital expenditures. In the process of carrying out its business plan, the Company may determine that it cannot raise sufficient capital to support either or both of its businesses on acceptable terms, or at all. The Company's board of directors has a fiduciary duty to act in the best interests of the corporation and its stockholders. The possibility exists that the board of directors may decide that it is in the best interests of the corporation and its stockholders to liquidate one or both of its lines of businesses, or to enter into a new line of business altogether. Such action, however, is not currently being considered by the board. (R)

Risk  Factors  Associated  with  the  Company  and  Its  Business
-----------------------------------------------------------------

The following risks relate specifically to the Apache business and generally to the Company as a whole and should be considered carefully. The Company's business, financial condition and results of operations could be materially and adversely affected by any of the following risks:

     LIMITED  OPERATING  HISTORY.
Apache's limited operating history makes evaluation of its business and the forecasting of its future results difficult. Apache has only a limited operating history upon which an evaluation of its business and the Company's prospects can be based, each of which must be considered in light of the risks, expenses and problems frequently encountered by all companies in the early stages of development. Apache has no record of commercial production, earnings or sales. The auditors of Apache's financial statements have expressed doubt about Apache's ability to continue as a going concern. The Company's engine business, therefore, is in its early formative and development stage. There is no assurance that the engine business will achieve sales at a commercially viable level that will generate a profit.

     FUTURE  GROWTH  PREDICTIONS  MAY  BE  INACCURATE.
Apache's limited operating history makes the prediction of future results difficult or impossible. Furthermore, Apache's limited operating history leads the Company to believe that period-to-period comparisons of the Company's operating results may not be meaningful and that the results for any particular period should not be relied upon as an indication of future performance. To the extent that revenues do not grow at anticipated rates, the Company's business, results of operations and financial condition would be materially and adversely affected.

     THE  COMPANY  ANTICIPATES  INCURRING  LOSSES  INTO  THE  FUTURE.
The Company anticipates incurring losses for the foreseeable future from the Apache business. The extent of future losses will depend, in part, on the amount of growth in revenues from sales of the Apache products. The Company expects that operating costs will increase during the next several years, especially in the areas of sales and marketing, product development and general and administrative expenses as it pursues the engine business strategy. Thus, the Company will need to generate increased revenues faster than the rate of growth in costs to achieve profitability. To the extent that increases in its operating expenses precede or are not subsequently followed by corresponding increases in revenues, or if it is unable to adjust operating expense levels accordingly, the Company's business, results of operations and financial condition would be materially and adversely affected. There can be no assurance that the Company will become profitable or that its operating losses will not increase in the future.

(R)
     COMPETITION  FROM  LARGER  COMPANIES  IS  EXPECTED.
The engine producing industry is intensely competitive and the Company will compete with companies having greater financial and technical resources. Therefore, to the extent that the Company is able to establish sales, revenues and profits, there is no assurance that it would be able to sustain such sales, revenues and profits. Moreover, although not a major factor today, if and when the Company begins achieving its objectives, larger, better financed companies in peripheral businesses may be attracted to the Company's markets. They may be prepared to spend large sums quickly to develop competitive products and to mount major marketing campaigns. The Company is aware of this possibility and hopes to establish itself as a leader in its niche markets early on. Time is of the essence and the Company's financing and marketing programs are essential to minimize this risk.

     THE COMPANY'S ABILITY TO ATTRACT ADDITIONAL FINANCING AS NEEDED MAY AFFECT ITS FUTURE SUCCESS.
The Company will require additional financings as it expects negative operating cash flow for the foreseeable future until income from its operations has grown to cover the cost of its support and development. Such financing, if obtained by the Company, may result in the issuance of additional securities and may not be available on terms favorable to it. The Company expects that it will continue to experience negative operating cash flow for the foreseeable future as a result of significant spending on product development, marketing and infrastructure. Accordingly, the Company will need to raise additional funds in a timely manner in order to fund the development and production of its products and eventually marketing and distribution of its products. Additional funds will have to be raised through the issuance of equity or convertible debt securities causing the percentage of ownership of the Company's current stockholders to be reduced. Such securities may have rights, preferences or privileges senior to those of the holders of its common stock. The Company does not have any contractual restrictions on the Company's ability to incur debt and, accordingly, the Company could incur significant amounts of indebtedness to finance its operations. Any such indebtedness could contain covenants that would restrict the Company's operations. There can be no assurance that additional financing, if and when needed, will be available on terms favorable to the Company or at all. If adequate funds are not available or are not available on acceptable terms, it would have a material adverse effect on the Company's ability to fund its operations or develop or enhance services or products or respond to competitive pressures. (R)

     ANY SIGNIFICANT DETERIORATION IN THE GENERAL ECONOMIC CONDITIONS WOULD HAVE AN ADVERSE EFFECT ON THE COMPANY'S BUSINESS, RESULTS OF OPERATIONS, AND FINANCIAL CONDITION.
The success of the Company's operations depends to a significant extent upon a number of factors relating to discretionary consumer spending, including economic conditions (and perceptions of such conditions by consumers) affecting disposable consumer income such as employment, wages, salaries, business conditions, interest rates, availability of credit and taxation for the economy as a whole and in regional and local markets where the Company operates. There can be no assurance that consumer spending will not be adversely affected by general economic conditions, which could negatively impact the Company's results of operations and financial conditions. Any significant deterioration in general economic conditions or increases in interest rates may inhibit consumers' use of credit and cause a material adverse effect on the Company's potential revenues and profitability.

     NO DIVIDENDS DECLARED NOR ANY LIKELY TO BE DECLARED IN THE FUTURE. The Company has not declared any dividends since inception, and has no present intention of paying any cash dividends on its common stock in the foreseeable future. The payment by the Company of dividends, if any, in the future rests with the discretion of the Company's board of directors and will depend, among other things, upon the Company's earnings, its capital requirements and financial condition, as well as other relevant factors.

     THE POSSIBLE ISSUANCE OF ADDITIONAL SHARES MAY IMPACT THE VALUE OF THE COMPANY'S COMMON STOCK
The Company is authorized to issue up to 100 million shares of common stock. It is the Company's intention to issue more shares than are currently outstanding. Sales of substantial amounts of common stock (including shares issuable upon the exercise of stock options, the conversion of notes payable and the exercise of warrants), or the perception that such sales could occur, could materially adversely affect prevailing market prices for the common stock and the ability of the Company to raise equity capital in the future.

     BOARD OF DIRECTORS AUTHORITY TO SET RIGHTS AND PREFERENCES OF PREFERRED STOCK MAY PREVENT A CHANGE IN CONTROL BY STOCKHOLDERS OF COMMON STOCK.
Preferred shares may be issued in series from time to time with such designations, rights, preferences and limitations as the Company's Board of Directors determines by resolution and without stockholder approval. This is an anti-takeover measure. The Board of Directors has exclusive discretion to issue preferred stock with rights that may trump those of common stock. The Board of Directors could use an issuance of Preferred Stock with dilutive or voting preferences to delay, defer or prevent common stockholders from initiating a change in control of the Company or reduce the rights of common stockholders to the net assets upon dissolution. Preferred stock issuances may also discourage takeover attempts that may offer premiums to holders of the Company's common stock.

     STOCKHOLDERS DO NOT HAVE THE AUTHORITY TO CALL A SPECIAL MEETING THEREBY DISCOURAGING TAKEOVER ATTEMPTS.
Pursuant to the Company's amended and restated articles of incorporation, only the Board of Directors has the power to call a special meeting of the stockholders, thereby limiting the ability of stockholders to effect a change in control of the Company.

     SALES  AND  DISTRIBUTION.
The Company has yet to establish a significant distribution and support network. Failure on the part of the Company to put into place an effective marketing infrastructure in a timely manner could act to delay or eliminate the generation of anticipated revenues.

     MARKET  ACCEPTANCE.
The viability of the Company is dependent upon the market acceptance of its current and future products. There is no assurance that the products will attain a level of market acceptance that will allow for continuation and growth of its business operations. In addition, the Company will need to develop new processes and products to maintain its operations in the longer term. The development and launching of such processes and products can involve significant expenditure. There can be no assurance that the Company will have sufficient financial resources to fund such programs and whether such undertaking will be commercially successful.

(R)
     THE COMPANY'S OFFICERS, DIRECTORS AND ENTITIES AFFILIATED WITH THEM CONTROL THE COMPANY.
In the aggregate, ownership of the Company's shares by significant stockholders and management represents a large proportion, 38.9%, of the Company's issued and outstanding shares of common stock. These stockholders, if acting together, will be able to significantly influence all matters requiring approval by the Company's stockholders, including the election of directors and the approval of mergers or other business combination transactions.

     NO  TRADING  MARKET  FOR  THE  COMPANY'S  COMMON  STOCK.
No established trading market exists for the Company's securities. The value of the Company's common stock is likely to be adversely affected by the fact that there is no trading market for the stock, the stock is subject to the penny stock rules and the Company may issue additional common stock for funding and other purposes. No assurance can be given that a market for the Company's common stock will develop. (R)

     THE SALE OR TRANSFER OF THE COMPANY'S COMMON STOCK BY STOCKHOLDERS IN THE UNITED STATES MAY BE SUBJECT TO THE SO-CALLED "PENNY STOCK RULES."
Under Rule 15g-9 of the Exchange Act, a broker or dealer may not sell a "penny stock" (as defined in Rule 3a51-1) to or affect the purchase of a penny stock by any person unless:

(a)   such  sale  or  purchase  is  exempt  from  Rule  15g-9;

(b) prior to the transaction the broker or dealer has (i) approved the person's account for transactions in penny stocks in accordance with Rule 15g-9, and (ii) received from the person a written agreement to the transaction setting forth the identity and quantity of the penny stock to be purchased; and

(c) the purchaser has been provided an appropriate disclosure statement as to penny stock investment.

The SEC adopted regulations that generally define a penny stock to be an equity security other than a security excluded from such definition by Rule 3a51-1. Such exemptions include, but are not limited to (i) an equity security issued by an issuer that has (A) net tangible assets of at least $2,000,000 if such issuer has been in continuous operations for at least three years, (B) net tangible assets of at least $5,000,000 if such issuer has been in continuous operation for less than three years, or (C) average revenue of at least $6,000,000 for the preceding three years; (ii) except for purposes of Section 7(b) of the Exchange Act and Rule 419, any security that has a price of $5.00 or more; and (iii) a security that is authorized or approved for authorization upon notice of issuance for quotation on the NASDAQ Stock Market, Inc.'s Automated Quotation System.

It is likely that shares of the Company's common stock, assuming a market were to develop in the United States therefore, will be subject to the regulations on penny stocks; consequently, the market liquidity for the common stock may be adversely affected by such regulations limiting the ability of broker/dealers to sell the Company's common stock and the ability of stockholders to sell their securities in the secondary market in the United States. Moreover, the Company's shares may only be sold or transferred by the Company's stockholders in those jurisdictions in the United States in which an exemption for such "secondary trading" exists or in which the shares may have been registered.

     CONFLICTS OF INTEREST OF CERTAIN DIRECTORS AND OFFICERS OF THE COMPANY. From time to time certain of the directors and executive officers of the Company may serve as directors or executive officers of other companies and, to the extent that such other companies may participate in the industries in which the Company may participate, the directors of the Company may have a conflict of interest. In addition, the Company's dependence on directors and officers who devote time to other business interests may create conflicts of interest, i.e. that the fiduciary obligations of an individual to the other company conflicts with the individual fiduciary obligations of the Company and vice versa. Directors and officers must exercise their judgment to resolve all conflicts of interest in a manner consistent with their fiduciary duties to the Company. In the event that such a conflict of interest arises at a meeting of the directors of the Company, a director who has such a conflict will abstain from voting for or against the approval of such participation or such terms. In appropriate cases, the Company will establish a special committee of independent directors to review a matter in which several directors, or management, may have a conflict. The Company is not aware of the existence of any conflict of interest as described herein.

     LIMITED LIABILITY OF THE COMPANY'S EXECUTIVE OFFICERS AND DIRECTORS MAY DISCOURAGE STOCKHOLDERS FROM BRINGING A LAWSUIT AGAINST THEM.
The Company's amended and restated articles of incorporation and bylaws contain provisions that limit the liability of directors for monetary damages and provide for indemnification of officers and directors. These provisions may discourage stockholders from bringing a lawsuit against officers and directors for breaches of fiduciary duty and may also reduce the likelihood of derivative litigation against officers and directors even though such action, if successful, might otherwise have benefited the stockholders. In addition, a stockholder's investment in the Company may be adversely affected to the extent that costs of settlement and damage awards against officers or directors are paid by the Company pursuant to the indemnification provisions of the amended and restated articles of incorporation and by-laws. The impact on a stockholder's investment in terms of the cost of defending a lawsuit may deter the stockholder from bringing suit against one of the Company's officers or directors. The Company has been advised that the SEC takes the position that this provision does not affect the liability of any director under applicable federal and state securities laws.

(R)


                     (d)  SECURITY  OWNERSHIP  OF  CERTAIN
                      BENEFICIAL  OWNERS  AND  MANAGEMENT

The following table sets forth, as of September 13, 2001, the Company's outstanding common stock owned of record or beneficially by each Executive Officer and Director and by each person who owned of record, or was known by the Company to own beneficially, more than 5% of its common stock, and the shareholdings of all Executive Officers and Directors as a group. Each person has sole voting and investment power with respect to the shares shown. On
September 13, 2001, there were 30,100,000 shares of common stock issued and outstanding.

                                                      Number  of   Percentage of
Name                                                 Shares Held   Shares Owned
----                                                 -----------   ------------

  Christine Cerisse                                            0           0.0%
  Robert Wither                                       10,486,000(1)       34.8%
  Larry Wintemute                                        842,250(2)        2.8%
  Lorne Catling                                          395,299(3)        1.3%
  David Mortenson                                      1,515,010           5.03%
  John Bauska                                          1,515,583           5.03%
  Thomas and Viola Edling, husband and wife            2,000,000           6.6%

  ALL EXECUTIVE OFFICERS AND
  DIRECTORS AS A GROUP (4 persons)                    11,723,549          38.9%

(1) Includes 231,000 shares directly owned by Mr. Wither, 40,000 shares beneficially owned through Mr. Wither's spouse, Margaret Walsh, and 10,215,000 shares beneficially owned through 850566 Alberta Inc., an Alberta company of which Mr. Wither is president and a director and a stockholder.

(2) Includes 663,250 shares directly owned by Mr. Wintemute, 80,000 shares beneficially owned through Mr. Wintemute's spouse, Laurel Wintemute, and 99,000 shares beneficially owned through 921655 Alberta Inc., an Alberta company of which Mr. Wintemute is a 10% stockholder.

(3) Includes 56,100 shares directly owned by Mr. Catling and 339,199 shares beneficially owned through 754624 Alberta Ltd., an Alberta company of which Mr. Catling is president, a director and a stockholder.


                           (e)  DIRECTORS,  EXECUTIVE  OFFICERS,
                               PROMOTERS  AND  CONTROL  PERSONS

This table sets forth the name, age and position of each director and executive officer of the Company following the Exchange:

NAME                AGE   POSITION
----                ---   --------
ROBERT  W.  WITHER   46  PRESIDENT,  GENERAL  MANAGER AND A DIRECTOR
LARRY  WINTEMUTE     51  SECRETARY,  TREASURER  AND  A  DIRECTOR
LORNE CATLING.       45  MANAGER OF SALES AND MARKETING AND A DIRECTOR
CHRISTINE  CERISSE   47  DIRECTOR

(R)
Christine Cerisse has been a director of the Company since August 29, 2001. Robert Wither, Larry Wintemute and Lorne Catling became members of the board of directors on September 12, 2001. Ms. Cerisse, Mr. Wintemute and Mr. Catling are directors on the board of Koala International Wireless Inc., a public Nevada corporation, that has designed and is beginning production of a hand-held communications device called The Hipster. (R)

Robert  W. Wither, FHCIMA, CHA, CFBE - President, General Manager and a Director
--------------------------------------------------------------------------------
Mr. Wither is the founder, President, and Director of the Apache Motor Corp. Born in Halifax, Nova Scotia into a family of engineers and manufacturers, Mr. Wither was educated in Blackpool, England, where he received a Degree in Management. Mr. Wither has extensive background in management, marketing and financial planning. Mr. Wither has an extensive knowledge and experience in sales and marketing. He taught management and supervision courses at SAIT and has also instructed in ISO 9000 and Total Quality Management. Mr. Wither has experience in foreign government consulting contracts for management, accounting and supervision in small and medium enterprises. Mr. Wither has a passion for automotive, aeronautical, design and building and has been involved in engine building and design for over 25 years. He has been involved in production management for manufacturing and aviation restoration. Mr. Wither has experience in carbon fiber production, composite materials and is a qualified CADD operator.

Larry  Wintemute  -  Secretary,  Treasurer  and  a  Director
------------------------------------------------------------
Mr. Wintemute is a businessman located in the City of Calgary and has been engaged in Corporate Finance for over 22 years, including matching finance groups or individuals to specific projects, from start-ups to ongoing businesses in the expansion mode, advising and/or directing clients on the positives and negatives of the private and public arena. He has been involved in raising over $1 billion for various financial ventures. Mr. Wintemute's background includes being a founding partner and VP of Marketing in a Financial Brokerage firm that marketed mutual funds and life insurance products. He and his partners built a sales team of 100+ professionals, most of which held either a CFP (Certified Financial Planner) and/or LU (Life Underwriters) designation. Mr. Wintemute holds a Business Administration (Marketing Major) Diploma from SAIT. After graduating from college, he owned and operated a 5000 acre farm lease and 3000 acre custom farming operation on the Blood Reserve at Standoff, Alberta. After his farming career, he has held various marketing positions and owned and/or operated several businesses.

Lorne  Catling  -  Manager  of  Sales  and  Marketing  and  a  Director
-----------------------------------------------------------------------
Lorne has 25 years of direct sales and sales management experience in various wholesale and retail fields. This includes and is not limited to real estate, automotive, home renovation, and the carpet industry. He has held managerial positions with a major Ford Dealership and offered sales and motivational training to the staff. After 8 years in the auto industry Lorne was Western Regional Sales Manager for a Northwestern U.S. pay-phone provider. He managed and trained a successful sales force that gained a substantial foothold in the Western Canadian market. Most recently Lorne has been raising capital for small start-up companies involved in the wireless remote surveillance and non-institutional ATM industry.

Christine  Cerisse  -  a  Director
----------------------------------
Ms. Cerisse has spent over 20 years in the financial industry in the field of financial planning and financial management. In the last five years, Ms. Cerisse has had senior management responsibility in various marketing and financial ventures. She is a Chartered and Registered Financial Planner. From May 1995 to March 2001, Ms. Cerisse was a principal in Cerisse Capital Corporation (a.k.a.
White Hills Management Group) where she provided management and business consulting for start-up project teams. Additionally, Ms. Cerisse has three years of experience as a nurse and three years of experience in marketing vitamins and nutritional supplements. Currently, she is Managing Director of Sierra Group, Inc., which advises private companies in becoming public on the Over-the-Counter Bulletin Board.

Ms. Cerisse has been a principal in various entrepreneurial businesses, including real estate development and property management, financial investment and broker-dealer security houses, product distribution networks, the restaurant business, and environmental and Internet-related companies. She has over 20 years of sales and marketing experience, both of products and services in various industries including nutrition and health, financial services, and technology. Ms. Cerisse has been responsible for raising over 40 million dollars of financing for various private and public companies. She has assisted various companies in corporate management, preparation of contracts and financial documentation.


                           (f)  EXECUTIVE  COMPENSATION
(R)
No officer or director of Apache or the Company has received any remuneration from the Company prior to date. Although there is no current plan in existence, it is possible that the Company will adopt a plan to pay or accrue compensation to its officers and directors for services related to the implementation of the Company's business plan.

Neither Apache nor the Company have stock option, retirement, incentive, defined benefit, actuarial, pension or profit sharing programs for the benefit of its directors or officers. Neither Apache nor the Company have employment contracts or compensatory plans or arrangements with any of its executive officers. The directors did not receive any cash compensation from the Company for their service as members of the board of directors. Both companies directors were, however, reimbursed for any expenses incurred due to their membership on the Boards of Directors. (R)

            (g)  CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

(R)
No director, executive officer or nominee for election as a director of the Company or Apache, and no owner of five percent or more of the Company's outstanding shares or any member of their immediate family has entered into or proposed any transaction in which the amount received exceeds $60,000.

There is no known relationship between any of the directors and executive officers of the Company or Apache and other businesses with which the Company or Apache have business dealings.

In the event conflicts do arise, the Company will attempt to resolve any such conflicts of interest in favour of the Company. The directors and executive officers of the Company and Apache are accountable to the Company and its stockholders as fiduciaries, which requires that such directors and executive officers exercise good faith and integrity in handling the Company's affairs. A stockholder may be able to institute legal action on behalf of the Company to recover damages or for other relief in cases of conflict resolution in any manner prejudicial to the Company.

Promoters
---------

At inception, the Company issued 4,500,000 shares of common stock, par value $0.001 per share, to David Mortenson and John Bauska in consideration of pre-incorporation services, expenses and a license to distribute health and fitness products in the amount of $4,500.00. Subsequently, the Company forward split its shares of common stock on a 5 for 1 basis.



        (h)  MARKET  PRICE  OF  AND  DIVIDENDS  ON  THE  REGISTRANT'S  COMMON
                       EQUITY  AND  OTHER  SHAREHOLDER  MATTERS

No established public trading market exists for the Company's securities. The Company has no common equity subject to outstanding purchase options or warrants. The Company has no securities convertible into its common equity. There is no common equity that the Company has agreed to register under the Act for sale by shareholders.

At December 14, 2001, 10,000,000 of the Company's outstanding common shares were eligible for sale without condition under Rule 144(k). The remaining 20,100,000 of these shares are either restricted from sale due to the amount of time they have been held or are held by affiliates and may be sold under Rule 144 only in compliance with the public information, volume limitation, manner of sale and notice conditions of the rule.

In general, a sale under Rule 144 after holding shares for more than one year but less than two years requires compliance with the following material conditions:

  * public information-we must be current in our requirement to file our quarterly and annual reports with the SEC, as well as any reports required to be filed on Form 8-K for material events;

  * volume limitation-during any three-month period a shareholder may not sell more than one percent of our total outstanding shares, as shown on our most recent quarterly or annual report;

  * manner of sale-the shares must be sold in a market transaction through a broker or market maker, generally without solicitation of a buyer; and

  * notice-except for certain de minimis sales, the seller must file a Form 144 with the SEC.

Sales of unregistered securities by an affiliate must always comply with these four conditions. After holding their shares for more than two years, shareholders who are not affiliates may sell their shares without having to comply with these conditions. Rule 144 has a number of exceptions and complications, and any sale under Rule 144 requires an opinion of counsel reasonably satisfactory to us.

There are no contractual restrictions prohibiting the sale of any of the Company's outstanding shares.

Holders
-------

As of December 14, 2001, there were 30,100,000 shares of common stock outstanding, held by over 300 shareholders of record.

Dividends
---------

To date the Company has not paid any dividends on its common stock and does not expect to declare or pay any dividends on such common stock in the foreseeable future. Payment of any dividends will be dependent upon the Company's future earnings, if any, its financial condition, and other factors as deemed relevant by the Board of Directors. (R)


                            (i)  LEGAL  PROCEEDINGS
(R)
Neither Apache nor the Company are a party to any pending legal proceeding or litigation and none of its property is the subject of a pending legal proceeding. Further, the former directors and executive officers of Apache and the current directors and officers of the Company know of no legal proceedings against Apache or its property contemplated by any governmental authority.

(R)

              (j)  CHANGES  IN  AND  DISAGREEMENTS  WITH  ACCOUNTANTS

None.

(R)
                (k)  RECENT  SALES  OF  UNREGISTERED  SECURITIES

On September 12, 2001, the Company issued 16,500,000 shares of its common stock in exchange for all of the outstanding common stock held by the stockholders of Apache. The issuance of the common stock by the Company was exempt from registration pursuant to Section 4(2) and/or Regulation S under the Securities Act of 1933, as amended. Each of the Apache stockholders were provided with an offering memorandum prior to becoming a party to the Agreement and Plan of Exchange with the Company and subscribing for the common stock of the Company. All of the Apache stockholders reside in Canada.

See Amendment No. 3 to the Company's report on Form 8-K 12g-3 dated September 4, 2001 and filed on December 21, 2001 for information about recent sales of unregistered securities by the Company prior to the voluntary share exchange with The Apache Motor Corp.


               (l)  INDEMNIFICATION  OF  DIRECTORS  AND  OFFICERS

The Company's articles of incorporation provide that it will indemnify its officers and directors to the fullest extent permitted by Nevada state law. The Company's bylaws provide that it will indemnify and hold harmless each person who was, is or is threatened to be made a party to or is otherwise involved in any threatened proceedings by reason of the fact that he or she is or was a director or officer of the Company or is or was serving at the request of the Company as a director, officer, partner, trustee, employee or agent of another entity, against all losses, claims, damages, liabilities and expenses actually and reasonably incurred or suffered in connection with such proceeding.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. (R)

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA  INFORMATION  AND  EXHIBITS

Financial  Statements
The following are the financial statements of The Apache Motor Corp. required by Regulation S-B, Item 310(c) to be filed with this Form 8-K:



INDEX                                                                              PAGE
-----                                                                              ----
INDEPENDENT  AUDITORS'  REPORT. . . . . . . . . . . . . . . . . . . . . . . . . .    21

CONSOLIDATED  BALANCE  SHEETS  AS  AT  FEBRUARY  28,  2001,  2000  AND
1999  (AUDITED) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    22

CONSOLIDATED  STATEMENTS  OF  STOCKHOLDER'S  EQUITY  FOR  THE  YEARS  ENDED
FEBRUARY  28,  2001  AND  2000  AND  1999  AND  FOR  THE PERIOD FROM THE DATE OF
INCORPORATION  JUNE  3,  1998,  TO  FEBRUARY  28,  2001  (AUDITED). . . . . . . .    24

CONSOLIDATED  STATEMENTS  OF  OPERATIONS  FOR  THE  YEARS  ENDED  FEBRUARY  28,
2001  AND  2000,  FOR  THE  PERIOD  FROM  THE  DATE  OF  INCORPORATION,  JUNE 3,
1998,  TO  FEBRUARY  28,  1999  AND  FOR  THE  PERIOD  FROM  THE  DATE  OF
INCORPORATION  JUNE  3,  1998,  TO  FEBRUARY  28,  2001  (AUDITED). . . . . . . .    25

CONSOLIDATED  STATEMENTS  OF  CASH  FLOWS  FOR  THE  YEARS  ENDED  FEBRUARY  28,
2001  AND  2000  AND  FOR  THE  PERIOD  FROM  THE DATE OF INCORPORATION, JUNE 3,
1998,  TO  FEBRUARY  28,  1999  AND  FOR  THE  PERIOD  FROM  THE  DATE  OF
INCORPORATION  JUNE  3,  1998,  TO  FEBRUARY  28,  2001  (AUDITED). . . . . . . .    26

NOTES  TO  FINANCIAL  STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . . .    27

BALANCE  SHEET  AS  AT  AUGUST  31,  2001  (UNAUDITED). . . . . . . . . . . . . .    30

STATEMENT  OF  OPERATIONS  FOR  THE  SIX  MONTHS  ENDED  AUGUST  31,
2001  (UNAUDITED) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    31

STATEMENT  OF  CASH  FLOWS  FOR  THE  SIX  MONTHS  ENDED  AUGUST  31,
2001  (UNAUDITED) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    32

NOTES  TO  FINANCIAL  STATEMENTS  (UNAUDITED) . . . . . . . . . . . . . . . . . .    33


CSOKONAY  +  EDMUNDS
Certified  General  Accountants

================================================================================


200 255 17 Avenue SW                  Tel: (403) 228-9116    Fax: (403) 228-6239
Calgary  AB  T2S 2T8                                E-mail:  edmunds@nucleus.com





                                AUDITORS'  REPORT


To  The  Board  of  Directors  and  Stockholders  of  The  Apache  Motor  Corp.:

We have audited the consolidated balance sheets of The Apache Motor Corp. as at February 28, 2001, 2000 and 1999 and the consolidated statements of operations, stockholders' equity (deficiency) and cash flows for the years ended February 28, 2001, 2000 and for the period from the date of incorporation, June 3, 1998, to February 28, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these consolidated financial statements present fairly, in all material respects, the consolidated financial position of The Apache Motor Corp., as at February 28, 2001, 2000 and 1999 and the consolidated results of its operations and its cash flows for each of the years and the period then ended in accordance with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in note 1 to the consolidated financial statements, the Company has not generated any significant revenues since inception. These factors raise substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters are also discussed in note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Calgary,  Alberta                                        CSOKONAY  +  EDMUNDS
May  4,  2001                                      Certified General Accountants


                             THE APACHE MOTOR CORP.
                          CONSOLIDATED BALANCE SHEETS

================================================================================
(CANADIAN  DOLLARS)
FEBRUARY  28
                                                                                       2001          2000         1999
                                                                                    ----------    ----------   ----------
               ASSETS

CURRENT
   CASH . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $    19,773   $    19,110   $       100
   ACCOUNTS RECEIVABLE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,288         2,687             -
   PREPAIDS - NOTE 3. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          400           400             -
                                                                                    ----------    ----------    ----------
                                                                                        22,461        22,197           100

CAPITAL  ASSETS - NOTES 2 & 4 . . . . . . . . . . . . . . . . . . . . . . . . . .        2,389         1,559             -
                                                                                    ----------    ----------    ----------

OTHER  ASSET - NOTE  2
   TECHNOLOGY RIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      360,000             -             -
                                                                                    ----------    ----------    ----------

                                                                                   $   394,850   $    23,756   $       100
                                                                                    ==========   ==========     ==========

               LIABILITIES

CURRENT
   ACCOUNTS PAYABLE AND ACCRUED
     LIABILITIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $    17,367   $    13,189   $         -
   ADVANCES FROM STOCKHOLDERS - NOTE 4. . . . . . . . . . . . . . . . . . . . . .            -         9,029             -
                                                                                    ----------    ----------    ----------
                                                                                        17,367        22,218             -
                                                                                    ----------    ----------    ----------


               STOCKHOLDERS'  EQUITY

SHARE  CAPITAL - NOTE 6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      550,319        54,002           100
AUTHORIZED:
UNLIMITED  NUMBER  OF  CLASS "A" VOTING  SHARES
UNLIMITED  NUMBER  OF  CLASS "B" NON-VOTING  SHARES
UNLIMITED  NUMBER  OF  FIRST  PREFERRED  SHARES

ISSUED  AND  FULLY  PAID:
2001  -  16,500,000  CLASS  "A" SHARES
2000  -   1,546,700  CLASS  "A"  SHARES
1999  -             100  CLASS  "A"  SHARES

DEFICIT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (172,836)      (52,464)            -
                                                                                    ----------    ----------    ----------
                                                                                       377,483         1,538           100

                                                                                   $   394,850   $    23,756   $       100
                                                                                    ==========    ==========    ==========

                (See  Notes  to  Consolidated  Financial  Statements)


                             THE  APACHE  MOTOR  CORP.

                 CONSOLIDATED  STATEMENT  OF  STOCKHOLDERS'  EQUITY
        PERIOD  FROM  DATE  OF  INCEPTION  (JUNE  3,  1998)  TO  FEBRUARY  28,  2001
                               (CANADIAN  DOLLARS)


                                                                                       Total
                                                      Additional                   Stockholders'
                                  Number                Paid-in     Accumulated       Equity
                                of Shares    Amount     Capital       Deficit      (Deficiency)
Inception June 3, 1998 . . . .           -  $      -  $         -  $          -   $            -

Issuance of Class "A" Shares
     For Cash. . . . . . . . .         100       100            -             -              100

Balance, February 28, 1999 . .         100       100            -             -              100

Issuance of Class "A" Shares
     For Cash. . . . . . . . .   1,546,600    53,902            -             -           53,902

Net Loss . . . . . . . . . . .           -         -            -       (52,464)         (52,464)

Balance, February 28, 2000 . .   1,546,700    54,002                    (52,464)           1,538

Issuance of Class "A" Shares
     For Cash. . . . . . . . .   3,333,300   136,317            -             -          136,317

     For Technology Rights . .  10,620,000   360,000            -             -          360,000

     For Acquisition of Apache
           Motor Products Ltd.   1,000,000         -                          -

Net Loss . . . . . . . . . . .           -         -                   (120,372)        (120,372)

Balance, February 28, 2001 . .  16,500,000  $550,319  $         -  $    172,836   $      377,483




                (See  Notes  to  Consolidated  Financial  Statements)

                             THE  APACHE  MOTOR  CORP.

                      CONSOLIDATED  STATEMENTS  OF  OPERATIONS
        PERIOD  FROM  DATE  OF  INCEPTION  (JUNE  3,  1998)  TO  FEBRUARY  28,  2001
                               (CANADIAN  DOLLARS)


                                                                                          Cumulative
                                                      Years ended February 28         From Inception
                                                                                                  to
                                          2001             2000          1999      February 28, 2001

REVENUE
    Other Income. . . . . . .  $         1,542            $        23    $     -   $           1,565

EXPENSES
     Amortization . . . . .              4,977                      -          -               4,977
     Automotive . . . . . .                488                      -          -                 488
     Consulting . . . . . . .           34,648                      -          -              34,648
     Legal Fees . . . . . . .              788                      -          -                 788
     Office . . . . . . . .              6,079                      -          -               6,079
     Professional . . . . . .            4,500                      -          -               4,500
     Promotion. . . . . . . .            1,470                      -          -               1,470
     Research and Development           62,506                 52,487          -             114,993
     Telephone. . . . . . . .            6,458                      -          -               6,458

                                       121,914                 52,487          -             174,401


NET LOSS. . . . . . . . . .           (120,372)               (52,464)         -            (172,836)





Basic  and  Diluted  Net  Loss
   Per  Share                       $   (0.007)           $   (0.033)


Share  used  in  Basic  and
   Diluted  per  Share  Computation  16,500,000            1,546,600



                             THE  APACHE  MOTOR  CORP.

                      CONSOLIDATED  STATEMENTS  OF  CASH  FLOWS
        PERIOD  FROM  DATE  OF  INCEPTION  (JUNE  3,  1998)  TO  FEBRUARY  28,  2001
                               (CANADIAN  DOLLARS)



                                                                                               Cumulative
                                                             Years ended February 28       From Inception
                                                                                                       to
                                             2001                   2000        1999    February 28, 2001

REVENUE
    Other Income. . . . . . . . .  $                  1,542   $            23   $   -  $            1,565

CASH FROM (TO) OPERATIONS

NET LOSS. . . . . . . . . . . . .  $             120,372.00   $     52,464.00   $   -  $       172,836.00

     Accounts Receivable. . . . .                       399            (2,687)      -              (2,288)
     Prepaids . . . . . . . . . .                         -              (400)      -                (400)
     Accounts Payable . . . . . .                     4,178            13,189       -              17,367

FINANCING ACTIVITIES
     Proceeds from sale of shares                   136,317            53,902     100             190,310
     Proceeds from Stockholders .                    (9,029)            9,029       -                   -

INVESTING ACTIVITIES
     Purchase of Capital assets .                   (10,830)           (1,559)      -             (12,389)

INCREASE (DECREASE) IN CASH . . .                       663            19,010     100              19,773

CASH, beginning of year . . . . .                    19,110               100       -                   -

CASH, end of year . . . . . . . .  $                 19,773   $        19,110   $ 100  $           19,773

REPRESENTED BY:
     Cash . . . . . . . . . . . .  $                 19,771   $        19,110   $ 100  $           19,773


SUPPLEMENTAL INFORMATION
     Interest Paid. . . . . . . .                         -                 -       -                   -

     Income Taxes . . . . . . . .                         -                 -       -                   -





                (See  Notes  to  Consolidated  Financial  Statements)

                             THE  APACHE  MOTOR  CORP.

                   NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS

================================================================================

1.   ORGANIZATION  AND  BASIS  OF  REPRESENTATION

     The company was incorporated June 3, 1998 in the Province of Alberta, Canada. These consolidated financial statements reflect the accounts of The Apache Motor Corp. ("the Company") and its wholly owned subsidiary, Apache Motor Products Ltd. All inter-company balances and transactions have been eliminated.

     The Company did not carry on any active business activity from the date of inception (June 3, 1998) to February 28, 2001. The only activity was in the areas of research and development.

     The Company is located in Canada and the consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. All figures are reported in Canadian dollars.

     The company acquired a wholly owned subsidiary called Apache Motor Products Ltd. on February 1, 2001. The acquisition was accomplished by having the Company issue shares to all of the stockholders of Apache Motor Products Ltd. in return for the stockholders transferring 100% of their shares to the Company.

     The subsidiary has the exclusive rights to produce and market a redesigned engine with applications in the non-automotive sector. These rights are exclusive on a world wide basis.

     A management group has been employed to organize corporate operations, source new financing, and develop the product to the post-production and marketing stage. The management group is confident it can achieve all the aforementioned objectives.

2.   SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
     a)  Basis  of  Consolidation
          The accounts of the company and its wholly owned subsidiary have been consolidated on a line-by-line basis. Comparative figures reflect the consolidated financial position and operations of the company and its subsidiary, which predate the acquisition of the subsidiary.

     b)  Basis  of  Presentation
          The consolidated financial statements are prepared using the accrual basis of accounting, whereby income is recorded as earned and expenses are recorded as incurred.

                             THE  APACHE  MOTOR  CORP.

                   NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS

================================================================================

     c)  Capital  Assets
          Capital assets are recorded at cost and amortized on the diminishing balance basis at the following rates:

               Office  furniture  and  equipment     20%
               Computer  equipment                   30%

          First  year  amortization  is  taken  at  50%  of  the  above  rates.

     d)  Leasehold  Improvements
          Leasehold improvements are included in capital assets and are amortized on a straight-line basis at 20% per annum.

     e)  Research  and  Development
          The company has allocated resources towards research and development. These costs have been incurred in connection with work being done on the product development of the new engine, which the company is producing. These costs are written off to operations in the year incurred.

     f)  Technology  Rights
          The company acquired technology rights related to a new engine design. As consideration for the sale of these rights, the vendor was issued common shares of the company. At the present time the vendor holds 10,620,000 shares of the company as a result of this transaction. This represents 64.3% of the issued and outstanding shares.

          These costs are currently capitalized and will be written off to operations in the future as revenues are realized.

3.   PREPAIDS
     Prepaid  expenses  consist  of  the  following:
                                                2001     2000        1999
                                                ----     ----        ----
           Deposit  on  telephone  system       $400     $400        $  -
                                                ====     ====        ====

4.   CAPITAL  ASSETS                                2001     2000      1999
                                   Accumulated   Net  Book  Net  Book  Net  Book
                            Cost  Amortization    Value     Value     Value
                            -------------------------------------------------
     Office  furniture  and
        equipment           $   1,628  $    338   $  1,290   $    790   $  -
     Computer  equipment        3,980       869      3,111        769      -
     Leasehold  improvements   11,982     3,994      7,988       -         -
                            -------------------------------------------------
                            $  17,590  $  5,201   $  12,389   $  1,559   $ -
                            =================================================

                             THE  APACHE  MOTOR  CORP.

                   NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS

================================================================================

5.   ADVANCES  FROM  STOCKHOLDERS
     Advances from stockholders are non-interest bearing with no fixed terms of repayment.

6.   SHARE CAPITAL                                        2001     2000     1999
                                                          ----     ----     ----
       Authorized:
       Unlimited  number  of  Class  "A"  voting  shares
       Unlimited  number  of  Class  "B"  non-voting  shares
       Unlimited  number  of  First  preferred  shares

       Issued  and  fully  paid:
         16,500,000 Class "A" shares                  $550,319  $ 54,002  $  100
                                                      ========  ========  ======

                             THE APACHE MOTOR CORP.
                                  BALANCE SHEET
                                  -------------
                                 AUGUST 31, 2001
                                 ---------------
                                   (UNAUDITED)
                                   -----------
                             PREPARED BY MANAGEMENT
                             ----------------------
                                  (US DOLLARS)

CURRENT                                           2001       2000
                    ASSETS

     Cash. . . . . . . . . . . . . . . . . . .  $  15,802  $  1,522
     Accounts receivable . . . . . . . . . . .      1,131     1,178
     Prepaids. . . . . . . . . . . . . . . . .      6,136         -
                                                   23,069     2,700
                                                ---------  --------

          CAPITAL ASSETS . . . . . . . . . . .      6,442     7,681

          OTHER ASSETS
     Technology rights . . . . . . . . . . . .    212,400   212,400

                                                  241,911   222,781

                LIABILITIES
          CURRENT
     Accounts payable and accrued Liabilities.     11,293     5,580


                       SHAREHOLDERS' EQUITY

SHARE CAPITAL (note 4) . . . . . . . . . . . .    357,279   297,844

DEFICIT                                          (126,661)  (80,643)
                                                  230,618   217,201
                                                $ 241,911  $222,781
                                                ---------  --------

APPROVED ON BEHALF OF THE BOARD:
                                             /s/ Robert Wither
                                           -----------------------------
                                                Director

                                             /s/ Larry Wintemute
                                           -----------------------------
                                                Director



                              THE APACHE MOTOR CORP
                             STATEMENT OF OPERATIONS
                             -----------------------
                    FOR THE SIX MONTHS ENDED AUGUST 31, 2001
                    ----------------------------------------
                                   (UNAUDITED)
                                   -----------
                             PREPARED BY MANAGEMENT
                             ----------------------
                                  (US DOLLARS)
                                  ------------





                                   2001                 2000
                                 ---------           ---------


REVENUE
     Interest . . . . . . . . .  $     24              $401
                                 ---------             ----

EXPENSES
       RESEARCH AND DEVELOPMENT    23,158            70,091
       Amortization . . . . . .     1,468             1,390
       Bank charges                    86               270
                                ---------              ----
                                   24,712            71,751
                                 ---------        ---------


NET LOSS, for the period. . . .  $(24,688)         $(71,751)
                                 =========         =========



                              THE APACHE MOTOR CORP
                             STATEMENT OF CASH FLOWS
                             -----------------------
                    FOR THE SIX MONTHS ENDED AUGUST 31, 2001
                    ----------------------------------------
                                   (UNAUDITED)
                                   -----------
                             PREPARED BY MANAGEMENT
                             ----------------------
                                  (US DOLLARS)
                                  ------------




                                                2001       2000
                                             ---------   ---------

Operating Activities
  Net loss . . . . . . . . . . . . . . . . .  $(24,688)  $(71,751)
  Non-cash expenses. . . . . . . . . . . . .     1,468      1,390

Changes in Operating Asset and Liabilities
    Accounts payable and accrued liabilities     1,047     10,315

Net Cash Used by Operating Activities. . . .   (22,173)   (60,046)
--------------------------------------------  ---------  ---------


Inflow of Cash

    Share subscription received. . . . . . .    26,309     49,720



Net change in cash . . . . . . . . . . . . .     4,136    (10,326)

Cash, Beginning. . . . . . . . . . . . . . .    11,666     11,848

Cash, Ending . . . . . . . . . . . . . . . .  $ 15,802   $  1,522
--------------------------------------------  ---------  ---------


Supplemental Information
  Interest paid. . . . . . . . . . . . . . .  $      0   $      0
  Income taxes paid. . . . . . . . . . . . .  $      0   $      0


                              THE APACHE MOTOR CORP
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                                 AUGUST 31, 2001
                                 ---------------
                                   (UNAUDITED)
                                   -----------
                             PREPARED BY MANAGEMENT
                             ----------------------



1.     INCORPORATION  AND  OPERATIONS

The company was incorporated on November 26, 1999 in Calgary, Alberta. On February 1, 2001 the company acquired technology rights which provide it with the exclusive rights to produce and market a redesigned engine with applications in the non-automotive sector. These rights are exclusive on a world wide basis.
note  2  (e)
A management group has been employed to organize corporate operations, source new financing, and develop the product to the post production and marketing stage. The management group is confident it can achieve all the aforementioned objectives.

2.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

A)     BASIS  OF  PRESENTATION
The financial statements are prepared using the accrual basis of accounting, whereby income is recorded as earned and expenses are recorded as incurred.

B)     CAPITAL  ASSETS
Capital assets are recorded at cost and amortized on the diminishing balance basis at the following rates:
           Office  furniture  and  equipment     20%
           Computer  equipment                   30%

First  year  amortization  is  taken  at  50%  of  the  above  rates.

C)     LEASEHOLD  IMPROVEMENTS
Leasehold improvements are included in capital assets and are amortized on a straight line basis at 20% per annum.

     D)     RESEARCH  AND  DEVELOPMENT
The company has allocated resources towards research and development. These costs have been incurred in connection with work being done on the product development of the new engine which the company is producing. These costs are written off to operations as incurred.

     E)     TECHNOLOGY  RIGHTS
The company acquired technology rights related to a new engine design. As consideration for the purchase of these rights, the vendor was issued common shares of the company. There were 10,620,000 shares of the company issued and valued at $360,000 Cdn ($212,400 US).

The  technology  rights  have  been  capitalized  as  a  long  term  asset.

                              THE APACHE MOTOR CORP
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                                 AUGUST 31, 2001
                                 ---------------
                                   (UNAUDITED)
                                   -----------
                             PREPARED BY MANAGEMENT
                             ----------------------






                                                                                                 AUGUST-31   FEBRUARY-28
3. CAPITAL ASSETS                                                                                   2001         2001
                                                                                   ACCUMULATED    NET BOOK     NET BOOK
                                                                          COST    AMORTIZATION     VALUE        VALUE
     Office furniture and equipment . . . . . . . . . . . . . . . . . .  $   960  $         250  $      710  $        761
     Computer Equipment . . . . . . . . . . . . . . . . . . . . . . . .     2349            695        1654          1835
     Leasehold improvements . . . . . . . . . . . . . . . . . . . . . .     7069           2991        4078          4713
                                                                         $10,378  $       3,936  $    6,442  $      7,309
                                                                         -------  -------------  ----------  ------------


4. SHARE CAPITAL
     Authorized:
          Unlimited number of Class "A" voting shares
          Unlimited number of Class "B" non-voting shares
          Unlimited number of First preferred shares

     Issued:
          16,500,000 Class "A: voting shares (2001)    13,709,600(2000)


Pro  Forma  Financial  Information
-------------------------------

The following are the pro forma consolidated financial statements of Apache Motor Corporation required by Regulation S-B, Item 310(d) to be filed with this Form 8K:


INDEX                                                                       Page
-----                                                                       ----
(R)
Pro  Forma  Consolidated  Balance  Sheet  as  at  August 31,
2001 (unaudited) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35

Pro  Forma  Consolidated  Statement  of  Operations  for  the  six-month
Period ended  August  31,  2001  and  the  year  ended February 28,
2001 (unaudited) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36

Notes  to  Pro  Forma  Consolidated  Financial  Statements  (unaudited). . . 37
(R)

(R)
                              APACHE  MOTOR  CORPORATION
                            (A  Development  Stage  Company)
                        PRO  FORMA  Consolidated  Balance  Sheet
                                     August 31, 2001
                                   (U.S.  Dollars)

=================================================================
                                                         2001
-----------------------------------------------------------------

ASSETS

Current
   Cash                                              $  15,802
   Accounts  receivable                                  1,131
   Prepaid  expenses                                     6,136
                                                        ------
                                                        23,069
------------------------------------------------------------------
Fixed  Assets                                            6,442
------------------------------------------------------------------
Vitamineralherb.com  License                               446
------------------------------------------------------------------
Apache  Motor  Technology  Rights                      212,400
------------------------------------------------------------------

                                                    $  242,357
==================================================================

LIABILITIES

Current
   Accounts  payable  and  accrued  liabilities      $  12,791
------------------------------------------------------------------

STOCKHOLDERS'  EQUITY  (DEFICIENCY)
Common  Stock
   Authorized
     20,000,000  Shares  of  preferred  stock
                 with  a  par  value  of  $0.001
                 each

    100,000,000  Shares  of  common  stock
                 with  a  par  value  of  $0.001
                 each

   Issued  and  Outstanding
     30,100,000  Shares  of  common  stock              30,100
Additional  Paid-in  Capital                           465,780

Deficit  Accumulated  During  the  Development
  Stage  of  Operations                               (266,314)
                                                     ---------

                                                       229,566
-------------------------------------------------------------------

                                                   $   242,357
===================================================================
(R)
PREPARED  BY  MANAGEMENT

(R)
                                APACHE  MOTOR  CORPORATION
                              (A  Development  Stage  Company)
                      PRO  FORMA  Consolidated  Statement  of  Operations
        Year  Ended  February  28, 2001 and Interim Period Ended August 31, 2001
                                       (U.S.  Dollars)




================================================================================
                      Year  Ended  February  28,           Interim to August 31,
                    2001     2001    Pro  Forma        2001     2001   Pro Forma
-------------------------------------------------------------------------------
                    TAMC      AMC    Combined         TAMC      AMC   Combined
-------------------------------------------------------------------------------
EXPENSES
 Amalgamation     $     0   $     0   $     0      $135,000  $     0   $135,000
  and merger  costs
 Research  and     36,878         0    36,878        23,330        0     23,330
  Development
 Consulting fees   20,442         0    20,442             0        0          0
 Professional fees  2,655       750     3,405             0      750        750
 Organization           0       210       210             0      675        675
 Office             8,018         0     8,018             0       50         50
 Transfer agent         0     1,200     1,200             0        0          0
 Amortization       2,936       666     3,602         1,468      333      1,801
--------------------------------------------------------------------------------
NET  LOSS        $(70,929)  $(2,826) $(73,755)    $(159,755) $(1,808) $(161,606)
--------------------------------------------------------------------------------
Basic  and  diluted
   Net  loss per share               $(0.0010)                        $ (0.0054)
================================================================================

SHARES  USED  IN  BASIC
   AND  DILUTED  PER  SHARE
   COMPUTATION                     30,100,000                        30,100,000
================================================================================


(R)
PREPARED  BY  MANAGEMENT

                                APACHE  MOTOR  CORPORATION
                              (A  Development  Stage  Company)
                    Notes  to  PRO  FORMA  Consolidated  Financial  Statements
             Period  from  Date  of  Inception (June 3, 1998) to August 31, 2001
                                       (U.S.  Dollars)

================================================================================

1.   ORGANIZATION  AND  BASIS  OF  PRESENTATION

     These PRO FORMA consolidated financial statements include the accounts of Apache Motor Corporation ("the Company") and The Apache Motor Corp. The Company is located in Canada with all figures translated into United States dollars. The acquisition by the Company of The Apache Motor Corp. is recorded as a purchase. The shareholders of The Apache Motor Corp. became the majority shareholders of the Company (a reverse take over). As a result, the accounting records of The Apache Motor Corp. (the subsidiary company) carry forward as the primary accounting records of the consolidated company.
(R)
     These PRO FORMA consolidated financial statements are intended to reflect the continuing impact on the books and records of the Company as those records would be expected to look on the completion of all of the transactions contemplated and disclosed elsewhere in the PRO FORMA consolidated financial statements by showing how these specific transactions might have affected the Company's historical financial statements. These PRO FORMA consolidated financial statements should be read in conjunction with the Company's year end audited August 31, 2001 (non-consolidated) financial statements filed with its Form 8K with the SEC and with the February 28, 2001 year end audited financial statements of The Apache Motor Corporation. (R)

2.   SIGNIFICANT  ACCOUNTING  POLICIES

     (a)  Foreign  currency  translation
          ----------------------------
          The Company's operations and activities are conducted principally in Canada, hence the Canadian dollar is the functional currency, which is translated into U.S. dollars as follows:
          (i) Monetary assets and liabilities at the rate of exchange in effect as at the balance sheet date;
          (ii) Non-monetary assets and liabilities at the exchange rates prevailing at the time of the acquisition of the assets or assumptions of the liabilities; and
          (iii) Revenues and expenditures at the average rate of exchange for the year. Gains and losses arising from this translation of foreign currency will be accounted for as other comprehensive income (loss).
(R)
          At August 31, 2001 one U.S. dollar equaled approximately Canadian $1.5301.

          The following table sets forth a history of the exchange rates for the US dollar vs. Canadian dollar for each month from June through November 2001.


Month         Month  End
-----         ----------

June          1.4930
July          1.512
August        1.5301
September     1.5578
October       1.5668
November      1.5520
(R)

     (b)  Net  loss  per  share
          ------------------
          Net loss per share calculations are based on the weighted average number of common shares outstanding during the period.

     (c)  Use  of  estimates
          ----------------
          The preparation of PRO FORMA, consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the amounts of revenues and expenses during the period. Actual results could differ from those estimates and would impact future results of operations and cash flows.

     (d)  Financial  instruments
          ---------------------
          The Company's financial instruments consist of current assets and current liabilities. It is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial instruments approximates their carrying value.
(R)
3.     TECHNOLOGY  RIGHTS

      The Company acquired technology rights related to a new engine design. As consideration for the purchase of these rights, the vendor was issued common shares of the company. There were 10,620,000 shares of the company issued and valued at CN$360,000 (US$212,400), which represents 35.4% of the issued and outstanding shares. The technology rights have been capitalized as a long term asset. (R)

EXHIBITS

(R)
Exhibit  No.   Description
-----------   ------------------------------------------------------------------
2*             Agreement  and  Plan  of  Exchange  By  and  Between Apache Motor
                 Corporation and The Apache Motor Corp. dated September 10, 2001

10.1*          Joint  Venture  Agreement between The Apache Motor Corp. and SAIT dated  July  5,  2000

99*            News  Release - Apache Motor Corporation announces acquisition of
                 The  Apache  Motor  Corp.

* Previously filed by the Company with the SEC in a report on Form 8-K dated September 12, 2001 and filed on October 1, 2001.


ITEM  8.  CHANGE  IN  FISCAL  YEAR

Effective December 14, 2001, the Company changed, by unanimous written consent of its Board of Directors pursuant to Nevada Corporations Law, its fiscal year end from August 31st to February 28/29th, which is the fiscal year end of its predecessor, Cambridge Creek Companies, Ltd, and the fiscal year end of Apache. Henceforth, the Company will file quarterly reports on Form 10-QSB for the periods ending May 31st, August 31st and November 30th, and an annual report on Form 10-KSB for the year ending February 28/29th. The Company will file a transitional report on Form 10-QSB for the nine month period ended November 30, 2001 and will then file reports consistent with the Company's new fiscal year, including an annual report on Form 10-KSB for the year ending February 28/29, 2002. (R)


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              APACHE  MOTOR  CORPORATION


December  24,  2001                        By:     /s/  Robert  Wither
--------------------                           ------------------------------
     (Date)                                 Name:   Robert  Wither
                                            Its:   President

Letter to the SEC


APACHE  MOTOR  CORPORATION
                                                                      Suite 676,
                                                       141 - 757 W. Hastings St.
                                                 Vancouver, B.C.  Canada V6C 1A1
                                          Phone: 604-681-7806  Fax: 604-683-0728
                                                     E-Mail: sierrainc@telus.net


December  21,  2001

VIA  FACSIMILE  AND  U.S.  MAIL
-------------------------------
James  Lopez
Special Counsel
U.S. Securities and Exchange Commission
Division of Corporation  Finance
450  Fifth  Street,  N.W.
Washington,  D.C.  20549
Attn:  S.  Scott  Lieberman


Re:     Apache  Motor  Corporation
        --------------------------
        Amendment  No.  2  to  Form  8-K  12g-3  filed  September  27,  2001

        Form  8-K  Filed  October  1,  2001
        File  No.  000-33149


Ladies  and  Gentlemen:

This letter responds to your letter dated December 10, 2001, commenting on Apache Motor Corporation's (the "Company") Amendment No. 2 to Form 8-K 12g-3 filed on September 27, 2001 and its Form 8-K filed on October 1, 2001. The item numbers in this response correspond to the numbered comments in your letter of December 10. In connection with this response, we have filed Amendment No. 3 to the Form 8-K 12g-3 and Amendment No. 1 to the Form 8-K, and we enclose three copies of each of the revised Forms marked to show revisions to the Forms. Page number references are to the amended Forms accompanying this letter, unless otherwise noted. We have made every effort to thoroughly respond to your comments.

FORM  8-K  FILED  OCTOBER  1,  2001
-----------------------------------

General
-------

1. With respect to the acquisition of The Apache Motor Corp. ("Apache"), Nevada private corporations law does not require a shareholder vote by the acquiring entity where a voluntary share exchange takes place. The board of directors of the acquiring entity has the authority to issue the common equity of the corporation in consideration for the stock held by the shareholders of the entity to be acquired. In this case, the board of directors of the Company issued common stock to the shareholders of Apache in exchange for the common stock of Apache that they owned at the time. The Company prepared an offering memorandum and sent it to the Apache shareholders and they each signed the Voluntary Share Exchange Agreement and a subscription agreement following receipt and review of the offering memorandum. Nevada Revised Statutes Section 78.215(1) provides that "[a] corporation may issue and dispose of its authorized shares for such consideration as may be prescribed in the articles of incorporation or, if no such consideration is so prescribed, then for such consideration as may be fixed by the board of directors." Nevada Revised Statutes Section 78.211(1) provides that "[t]he board of directors may authorize shares to be issued for consideration consisting of any tangible or intangible property or benefit to the corporation,". The adequacy of the consideration is determined by the board of directors and "is conclusive in the absence of actual fraud in the transaction." Nevada Revised Statutes
     Section 78.211(2). The board of directors determined that the common stock of Apache was adequate consideration for the common stock of the Company and approved the issuance of the stock to the Apache shareholders. The Apache shareholders voluntarily subscribed for the common stock of the Company. Finally, Nevada Revised Statutes Section 92A.110(4), pertaining to mergers and share exchanges, provides that "[t]his section does not limit the power of a domestic entity to acquire all or part of the owner's interests or one or more class or series of owner's interests of another person through a voluntary share exchange or otherwise."


2. Since no shareholder vote was required by the Company's shareholders for the board of directors of the Company to take action with respect to the issuance of the common stock to the Apache shareholders, no Schedule 14C was required.

3. We have revised the Description of Business section of the Form 8-K to include disclosure regarding the Company's Vitamineralherb.com business plan and its current status. The Company will be pursuing both its engine business and Vitermineralherb.com business concurrently. The directors and officers have backgrounds in the both businesses.

4. We have revised the Form 8-K to include information similar to that requested by Form 10-SB, including disclosure regarding related party transactions and recent sales of unregistered securities.

FORM  8-K  12G-3/A  FILED  SEPTEMBER  17,  2001
-----------------------------------------------

Limited  Trading  Market  for  the  Company's  Common  Stock,  page  16
-----------------------------------------------------------------------

5. We have revised the risk factor in Amendment No. 3 to Form 8-K 12g-3 to reflect that no market exists for the Company's common stock.

Exhibit  Index
--------------

6. We have included the license agreement between the Company and David R. Mortenson & Associates as an exhibit to Amendment No. 3 to Form 8-K 12g-3.


FORM  8-K  FILED  OCTOBER  1,  2001
-----------------------------------

Item  2.  Acquisition  or  Disposition  of  Assets
--------------------------------------------------
(a)  Description  of  Business
------------------------------
Description  of  the  Business  of  Apache
------------------------------------------

7. We have revised the Description of Business section and Management's Discussion and Analysis section to include disclosure regarding the Company's Vitamineralherb.com business plan and its current status.

General  -  Going  Concern  Uncertainty
---------------------------------------

8. We have revised the Management's Discussion and Analysis section of the Form 8-K to include a description of management's plans to mitigate the effect of uncertainties about its continued existence as a going concern. We have also included discussion about the Company's ability to obtain sufficient funding to support the implementation of its business plans over the next twelve months both in the Management's Discussion and Analysis section of the Form 8-K and the notes to the pro forma financial information.

Item  7.  Financial  Statements  -  The  Apache  Motor  Corp.  ("Apache")
-------------------------------------------------------------------------

9. Amendment No. 1 to Form 8-K, which has been filed in connection with this response, includes unaudited updated historical financial statements of Apache, prepared by management, for the interim period ended August 31, 2001.


Pro  Forma  Consolidated  Financial  Statements
-----------------------------------------------

10. Amendment No. 1 to Form 8-K, which has been filed in connection with this response, includes the following pro forma information in the format provided in your comment:

          Pro Forma Consolidated Balance Sheet as at August 31, 2001 (unaudited)

          Pro Forma Consolidated Statement of Operations for the six-month period ended August 31, 2001 and the year ended February 28, 2001 (unaudited)

          Notes  to Pro Forma Consolidated Financial Statements (unaudited)

11. The pro forma consolidated statement of stockholders' equity has been eliminated from Amendment No. 1 to the Form 8-K.

12. The board of directors of the Company has, by unanimous written consent, changed the fiscal year end of the Company to February 28/29 to coincide with the fiscal year end of Apache and the Company's predecessor Cambridge Creek Companies, Ltd. An Item 8 has been added to Amendment No. 1 to Form 8-K to disclose the change to the fiscal year of the Company. The Company will file a transitional Form 10-QSB for the nine month period ended
     November  30,  2001  within  the  prescribed  period  of  time.

13.  Not  applicable.

14. The pro forma consolidated statement of operations has been revised to reflect unaudited pro forma financial information for the fiscal year ended February 28, 2001 and the six-month interim period ended August 31, 2001.

Pro  Forma  Consolidated  Balance  Sheet
----------------------------------------

15. We have revised the notes to the pro forma financial statements to include an explanation of the technology rights. The category of other loans has been restated to properly reflect inclusion in share capital.

Note  1.  Organization  and  Basis  of  Presentation
----------------------------------------------------

16. We have revised the first sentence of the second paragraph in note 1 of the pro forma financial information to reflect that the pro forma information is intended to provide investors with information about the continuing impact of the acquisition of Apache.

Note  2.  Significant  Accounting  Policies
-------------------------------------------
(a)  Foreign  currency  translation
-----------------------------------

17. Amendment No. 1 to Form 8-K, which has been filed in connection with this response, includes the current exchange rates in the pro forma financial information Note 2(a) regarding the Company's foreign currency translation policy.

Very  truly  yours,

   /s/  Robert  W.  Wither
Robert  W.  Wither

Enclosures
cc:     Christine  Cerisse,  via  facsimile  604.681.7806
        Derek  Woolston,  via  facsimile  206.447.3398
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